Exhibit 21.1

SUBSIDIARIES OF REALOGY CORPORATION

Name of Entity	Jurisdiction of Organization
Advantage Title & Insurance, LLC	Delaware
Alpha Referral Network LLC	Texas
American Title Company of Houston	Texas
APEX Real Estate Information Services Alabama, L.L.C.	Alabama
APEX Real Estate Information Services, LLC	Pennsylvania
APEX Real Estate Information Services, LLP	Pennsylvania
Apple Ridge Funding LLC	Delaware
Apple Ridge Services Corporation	Delaware
Associated Client Referral LLC	Pennsylvania
Associates Investments	California
Associates Realty Network	California
Associates Realty, Inc.	California
Associates Title, LLC	Delaware
ATCOH Holding Company	Texas
Atlantic Title & Trust, LLC	Delaware
Baldwin County Settlement Services, LLC	Alabama
Batjac Real Estate Corp.	New York
Better Homes and Gardens Real Estate Licensee LLC	Delaware
Better Homes and Gardens Real Estate LLC	Delaware
Bob Tendler Real Estate, Inc.	Connecticut
Burgdorff LLC	Delaware
Burgdorff Referral Associates LLC	Delaware
Burgdorff Referral Associates, Inc.	New Jersey
Burnet Holding Company LLC	Minnesota
Burnet Realty LLC	Minnesota
Burnet Realty, Inc.	Wisconsin
Burnet Title Holding LLC	Minnesota
Burnet Title LLC	Minnesota
Burnet Title of Indiana, LLC	Indiana
Burnet Title of Ohio, LLC	Ohio
Burrow Escrow Services, Inc.	California
C21 TM LLC	California
Cambridge Settlement Services.Com, LLC	Alabama
Career Development Center, LLC	Delaware
Cartus Business Answers No. 2 Plc	United Kingdom
Cartus Corporation	Delaware
Cartus Corporation (Canada)	New Brunswick
Cartus Corporation Limited (HK)	Hong Kong
CARTUS CORPORATION PTE LTD.	Singapore
Cartus Financial Corporation	Delaware
Cartus Funding Limited	United Kingdom
Cartus Global Holdings Limited	Hong Kong
Cartus Holdings Limited	United Kingdom
Cartus II Limited	United Kingdom
Cartus Limited	United Kingdom

Name of Entity	Jurisdiction of Organization
Cartus Management Consulting (Shanghai) Co., Ltd.	China
Cartus Partner Corporation	Delaware
Cartus Property Services Limited	United Kingdom
Cartus Pty Ltd.	Australia
Cartus Puerto Rico Corporation	Puerto Rico
Cartus Relocation Corporation	Delaware
Cartus Services II Limited	United Kingdom
Cartus Services Limited	United Kingdom
Cartus UK Plc	United Kingdom
Catalina Title Agency, LLC	Arizona
CB TM LLC	California
CDRE TM LLC	Delaware
Cendant Global Services East B.V.	Netherlands
Cendant Global Services, B.V.	Netherlands
Censtar Title Insurance Company	Texas
Century 21 Real Estate LLC	Delaware
CGRN, Inc.	Delaware
Charter Title LLC	Delaware
Coldwell Banker Canada Operations ULC	Nova Scotia
Coldwell Banker Commercial Pacific Properties LLC	Hawaii
Coldwell Banker LLC	Delaware
Coldwell Banker Pacific Properties LLC	Hawaii
Coldwell Banker Real Estate LLC	California
Coldwell Banker Real Estate Services LLC	Delaware
Coldwell Banker Real Estate Services, Inc.	New Jersey
Coldwell Banker Residential Brokerage Company	California
Coldwell Banker Residential Brokerage LLC	Delaware
Coldwell Banker Residential Real Estate LLC	California
Coldwell Banker Residential Real Estate Services of Wisconsin, Inc.	Wisconsin
Coldwell Banker Residential Referral Network	California
Coldwell Banker Residential Referral Network, Inc.	Pennsylvania
Colorado Commercial, LLC	Colorado
Cook-Pony Farm Real Estate, Inc.	New York
Corcoran Group - Brooklyn Landmark, LLC	New York
Cornerstone Title Company	California
Cotton Real Estate, Inc.	Massachusetts
Dewolfe Realty Affiliates	Maine
DeWolfe Relocation Services, Inc.	Massachusetts
Douglas and Jean Burgdorff, Inc.	New Jersey
Equity Title Agency, Inc.	Arizona
Equity Title Company	California
Equity Title Messenger Service Holding LLC	Delaware
ERA Franchise Systems LLC	Delaware
ERA General Agency Corporation	Missouri
ERA General Agency of New Jersey, Inc.	New Jersey
ERA TM LLC	California
Fairtide Insurance Ltd.	Bermuda

Name of Entity	Jurisdiction of Organization
FedState Strategic Consulting, Incorporated	Delaware
First Advantage Title, LLC	Delaware
First California Escrow Corporation	Delaware
First Place Title, LLC	Delaware
Florida’s Preferred School of Real Estate, Inc.	Florida
Franchise Settlement Services LLC	Delaware
Fred Sands School of Real Estate	California
Freedom Settlement Group LLC	Delaware
FSA Membership Services, LLC	Delaware
Grand Title, LLC	Delaware
Guardian Holding Company	Delaware
Guardian Title Agency, LLC	Colorado
Guardian Title Company	California
Gulf South Settlement Services, LLC	Delaware
HFS Mobility Services Inc.	Ontario
Hickory Title, LLC	Delaware
Hillshire House, Incorporated	Connecticut
Home Referral Network LLC	Minnesota
Island Settlement Services, LLC	Delaware
J.W. Riker - Northern R.I., Inc.	Rhode Island
Jack Gaughen LLC	Pennsylvania
Kenosia Funding, LLC	Delaware
Keystone Closing Services LLC	Delaware
Keystone Title, LLC	Delaware
King Title Services, LLC	Alabama
Landmark Shelfco Limited	United Kingdom
Legend Title LLC	Delaware
Lehigh Title, LLC	Delaware
Lincoln Settlement Services LLC	Delaware
Lincoln Settlement Services of Indiana LLC	Delaware
Lincoln Title, LLC	Delaware
Market Street Settlement Group LLC	New Hampshire
Mercury Title, LLC	Delaware
Metro Title, LLC	Delaware
Mid-State Escrow Corporation	Delaware
National Coordination Alliance LLC	California
NEWMLS LLC	New Jersey
NRT Arizona Commercial LLC	Delaware
NRT Arizona Exito LLC	Delaware
NRT Arizona LLC	Delaware
NRT Arizona Referral LLC	Delaware
NRT Colorado LLC	Colorado
NRT Columbus LLC	Delaware
NRT Commercial LLC	Delaware
NRT Commercial Ohio Incorporated	Ohio
NRT Commercial Utah LLC	Delaware
NRT Hawaii Referral, LLC	Delaware

Name of Entity	Jurisdiction of Organization
NRT Insurance Agency, Inc.	Massachusetts
NRT LLC	Delaware
NRT Mid-Atlantic LLC	Maryland
NRT Mid-Atlantic Title Services, LLC	Maryland
NRT Missouri LLC	Delaware
NRT Missouri Referral Network LLC	Delaware
NRT Missouri Referral Network, Inc.	Missouri
NRT Missouri, Inc.	Missouri
NRT New England LLC	Delaware
NRT New York LLC	Delaware
NRT Northfork LLC	Delaware
NRT Pittsburgh LLC	Pennsylvania
NRT Relocation LLC	Delaware
NRT Settlement Services of Missouri LLC	Delaware
NRT Settlement Services of Texas LLC	Delaware
NRT Sunshine Inc.	Delaware
NRT Texas LLC	Texas
NRT Texas Real Estate Services LLC	Texas
NRT The Condo Store LLC	Delaware
NRT Title Agency, LLC	Delaware
NRT Title Services of Maryland, LLC	Delaware
NRT Titles Services of Virginia, LLC	Delaware
NRT Utah LLC	Delaware
O’Conor, Piper & Flynn Recreational and Social Club, Inc.	Maryland
Oncor International LLC	Delaware
Pacesetter Nevada, Inc.	Nevada
Pacific Access Holding Company, LLC	Delaware
Pacific Escrow Group, Inc.	California
Pacific Properties Referrals, Inc.	Hawaii
Patriot Settlement Services, LLC	Delaware
PHH Home Loans, LLC	Delaware
PHH Network Services S.A. de C.V.	Mexico
Platinum Title & Settlement Services, LLC	Delaware
Prime Commercial, Inc.	Utah
Processing Solutions, Incorporated	Texas
Professionals’ Title Company, LLC	Delaware
Progressive Holding Company	Delaware
Progressive Title Company, Inc.	California
Property I.D. Associates, LLC	California
Real Estate Referral LLC	Delaware
Real Estate Referral, Inc.	Connecticut
Real Estate Referrals LLC	Delaware
Real Estate Services LLC	Delaware
Real Estate Services of Pennsylvania LLC	Delaware
Realogy Blue Devil Holdco LLC	Delaware
Realogy Cavalier Holdco LLC	Delaware
Realogy Charitable Foundation, Inc. (f/k/a The NRT Foundation, Inc.)	Delaware

Name of Entity	Jurisdiction of Organization
Realogy Franchise Group LLC	Delaware
Realogy Global Services LLC	Delaware
Realogy Intellectual Property Holdings I, Inc.	Delaware
Realogy Intellectual Property Holdings II, Inc.	Delaware
Realogy Licensing LLC	Delaware
Realogy Operations LLC	California
Realogy Services Group LLC	Delaware
Realogy Services Venture Partner LLC	Delaware
Realty Stars, Ltd.	Illinois
Referral Associates of Florida LLC	Florida
Referral Associates of New England LLC	Massachusetts
Referral Network Inc.	Texas
Referral Network LLC	Florida
Referral Network, LLC	Colorado
Regency Title Company, L.L.C.	Georgia
Riverbend Title, LLC	Delaware
Rocky Mountain Settlement Services, LLC	Delaware
RT Title Agency, LLC	Delaware
Sandion Title LLC	Delaware
Scranton Abstract, LLC	Delaware
Secured Land Transfers LLC	Pennsylvania
Security Settlement Services, LLC	Delaware
Shelter Title LLC	Delaware
Skyline Title, LLC	Delaware
Sotheby’s International Realty Referral Company, LLC	Delaware
Sotheby’s International Realty Affiliates LLC	Delaware
Sotheby’s International Realty Licensee LLC	Delaware
Sotheby’s International Realty Limited	United Kingdom
Sotheby’s International Realty, Inc.	Michigan
South Land Title Co., Inc.	Texas
South-Land Title of Montgomery County, Inc.	Texas
St Joe Real Estate Services, Inc.	Florida
St. Joe Title Services LLC	Florida
St. Mary’s Title Services, LLC	New Hampshire
Summit Escrow	California
Sunland Title, LLC	Delaware
Susquehanna Land Transfers, LLC	Delaware
TAW Holding Inc.	Texas
TBR Settlement Services, LLC	Delaware
Texas American Dissolution, Inc.	Delaware
Texas American Title Company	Texas
Texas American Title Company of Austin	Texas
Texas American Title Company of Corpus Christi LLC	Delaware
The Corcoran Group Eastside, Inc.	New York
The DeWolfe Companies, Inc.	Massachusetts
The DeWolfe Company, Inc.	Massachusetts
The Four Star Corp.	Connecticut

Name of Entity	Jurisdiction of Organization
The Masiello Group Closing Services, LLC	New Hampshire
The Miller Group, Inc.	Maryland
The Sunshine Group (Florida) Limited Partnership	Delaware
The Sunshine Group (Florida) Ltd. Corp.	Florida
The Sunshine Group, Ltd.	New York
Title Info Now, LLC	Minnesota
Title Resource Group Affiliates Holdings LLC	Delaware
Title Resource Group Holdings LLC	Delaware
Title Resource Group LLC	Delaware
Title Resource Group Services LLC	Delaware
Title Resources Guaranty Company	Texas
Title Resources Incorporated	Delaware
TRG Services, Escrow, Inc.	Delaware
Trust of New England, Inc.	Massachusetts
UK Relocation Receivables Funding Limited	United Kingdom
US National 1031 Exchange LLC (f/k/a Mid-Exchange LLC)	California
Valley of California, Inc.	California
West Coast Escrow Closing Co.	California
West Coast Escrow Company	California
West Coast Valencia Escrow Company, Inc.	Delaware
William Orange Realty, Inc.	Connecticut